Debt - Future Maturities Of Debt (Detail) $ in Millions	Dec. 31, 2017 USD ($)
Long Term Debt Maturities
2018	$ 124
2019	43
2020	43
2021	43
2022	137
2023 and thereafter	450
Total	$ 840	[1]

[1]	Excludes unamortized debt issuance costs of $4 million and $8 million related to the Company’s Term Loan Facility and 8.75% Senior Notes due October 15, 2023, respectively, and a discount of $6 million related to the Company’s Term Loan Facility. These amounts do not represent contractual obligations with a fixed amount or maturity date.